UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): March 14, 2024

Grayscale Bitcoin Trust (BTC)

(Exact name of Registrant as Specified in Its Charter)

Delaware	001-41906	46-7019388
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

c/o Grayscale Investments, LLC 290 Harbor Drive, 4th Floor
Stamford, Connecticut		06902
(Address of Principal Executive Offices)		(Zip Code)

Registrant’s Telephone Number, Including Area Code: 212 668-1427

N/A

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(g) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Grayscale Bitcoin Trust (BTC) Shares	GBTC	N/A

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§ 230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§ 240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 1.01. Entry into a Material Definitive Agreement.

On March 15, 2024, following approval of the Proposal (as defined below), Grayscale Investments, LLC, the sponsor (the “Sponsor”) of Grayscale Bitcoin Trust (BTC) (the “Trust”), and Delaware Trust Company, the trustee (the “Trustee”) of the Trust, entered into the Seventh Amended and Restated Declaration of Trust and Trust Agreement, dated as of March 15, 2024 (the “Seventh A&R Trust Agreement”). The amendments implemented by the Seventh A&R Trust Agreement are described in the Trust’s Consent Solicitation Statement included in its definitive proxy statement on Schedule 14A, filed with the Securities and Exchange Commission on February 23, 2024 (the “Consent Solicitation Statement”).

In addition, on March 15, 2024 the Sponsor and the Trustee entered into Amendment No. 1 to the Seventh Amended and Restated Declaration of Trust and Trust Agreement (the “Amendment No. 1”) in order to provide that any cash held by the Trust pursuant to the alternative procedures for creation and redemption of Shares set forth in the Seventh A&R Trust Agreement, as amended from time to time (the “Alternative Procedures”) may be held in a single non-interest bearing account to be used for both creations and redemptions of Shares. After entering into the Seventh A&R Trust Agreement and Amendment No. 1 thereto and implementing operational arrangements described in the Alternative Procedures, the Trust intends to create and redeem Shares in accordance with the Alternative Procedures, in the manner described in “Description of Creation and Redemption of Shares” set forth in Exhibit 99.1 hereto, which is incorporated by reference herein and supersedes the section set forth in “Part I—Item 1. Business—Description of Creation and Redemption of Shares” in the Trust’s Annual Report on Form 10-K for the fiscal year ended December 31, 2023 (the “Annual Report”).

The foregoing descriptions of the Seventh A&R Trust Agreement and Amendment No. 1 thereto do not purport to be complete and are qualified in their entirety by reference to the full text of the Seventh A&R Trust Agreement and Amendment No. 1 thereto, copies of which are attached hereto as Exhibit 4.1 and Exhibit 4.2, respectively, and incorporated herein by reference.

Updates to Glossary of Defined Terms

Each of the following terms shall have the meaning set forth below and shall be incorporated by reference into, and, if applicable, shall replace the corresponding definitions in the “Glossary of Defined Terms” in, the Annual Report:

“Actual Execution Cash Order”—A Cash Order pursuant to which any price differential of Bitcoins between the trade date and the settlement date will be borne solely by the Authorized Participant.

“Additional Creation Cash”—In connection with a creation pursuant to an Actual Execution Cash Order, the amount of additional cash required to be delivered by the Authorized Participant in the event the price realized in acquiring the corresponding Total Basket Amount is higher than the Total Basket NAV on the trade date.

“Additional Redemption Cash”—In connection with a redemption pursuant to an Actual Execution Cash Order, the amount of additional cash to be delivered to the Authorized Participant in the event the price realized in disposing the corresponding Total Basket Amount is higher than the Total Basket NAV on the trade date.

“Cash Account”—the account maintained by the Transfer Agent in the name of the Trust for purposes of receiving cash from Authorized Participants in connection with creations of Shares and distributing cash to Authorized Participants in connection with redemptions of Shares.

“Creation Basket”—Basket of Shares issued by the Trust upon deposit of the Basket Amount required for each such Creation Basket.

“Excess Creation Cash”—In connection with a creation pursuant to an Actual Execution Cash Order, the amount of excess cash to be returned to the Authorized Participant in the event the price realized in acquiring the corresponding Total Basket Amount is lower than the Total Basket NAV on the trade date.

“Liquidity Engager”—Grayscale Investments, LLC, in its capacity of engaging one or more Liquidity Providers.

“Redemption Cash Shortfall”—In connection with a redemption pursuant to an Actual Execution Cash Order, the amount by which the cash to be delivered to the Authorized Participant is reduced in the event the price realized in disposing the corresponding Total Basket Amount is lower than the Total Basket NAV on the trade date.

“Settlement Balance”—An account controlled and maintained by the Custodian to which cash and digital assets of the Trust are credited on the Trust’s behalf.

“Trust Agreement”—The Seventh Amended and Restated Declaration of Trust and Trust Agreement, dated as of March 15, 2024, between the Trustee and the Sponsor establishing and governing the operations of the Trust, as amended by Amendment No. 1 thereto and as the same may be further amended from time to time.

“Variable Fee” —An amount in cash based on the Total Basket NAV, which shall be paid by the Authorized Participant in connection with Variable Fee Cash Orders. The amount may be changed by the Sponsor in its sole discretion at any time.

“Variable Fee Cash Order”—A Cash Order pursuant to which any price differential of Bitcoins between the trade date and the settlement date will be borne solely by the Liquidity Provider.

Item 5.07. Submission of Matters to a Vote of Security Holders.

On February 23, 2024, the Sponsor solicited the consent of the shareholders of the Trust (the “Consent Solicitation”) to approve a proposal to amend the Sixth Amended and Restated Declaration of Trust and Trust Agreement (as amended, the “Trust Agreement”) between the Sponsor and the Trustee, which was approved by the requisite majority of outstanding shares held by the Trust’s shareholders as of the record date for the Consent Solicitation. The proposal is described in more detail in the Consent Solicitation Statement.

The Proposal:

The proposal to approve amendments to the Trust Agreement providing the Trust with alternative procedures for the creation and redemption of Baskets (as defined in the Trust Agreement) (the “Proposal”) was approved based on the following votes:

For	Against	Abstain
64,452,495	2,520,003	1,123,997

As described in the Consent Solicitation Statement, under the terms of the Trust Agreement, any shareholders that did not, within twenty (20) calendar days of the date of the Consent Solicitation Statement, notify the Sponsor in writing that they objected to the Proposal were deemed to consent to the Proposal. As such, in the aggregate, shareholders holding 99.5% of the Trust’s outstanding shares consented to the Proposal.

A sufficient number of shareholders consented to approve the Proposal described above by 4:00 p.m., New York City time, on March 14, 2024. As a result, the Consent Solicitation, and the period during which consents could be revoked, concluded as of 4:00 p.m., New York City time, on March 14, 2024.

Item 9.01. Financial Statements and Exhibits.

(d) Exhibits

Exhibit No.	Description
4.1	Seventh Amended and Restated Declaration of Trust and Trust Agreement.
4.2	Amendment No. 1 to the Seventh Amended and Restated Declaration of Trust and Trust Agreement.
99.1	Description of Creation and Redemption of Shares.
104	Cover Page Interactive Data File (the cover page XBRL tags are embedded within the inline XBRL document)

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

Grayscale Investments, LLC, as Sponsor of Grayscale Bitcoin Trust (BTC)

Date:	March 18, 2024	By:	/s/ Michael Sonnenshein
Name: Michael Sonnenshein Title: Chief Executive Officer*

_____________________

* The Registrant is a trust and the identified person signing this report is signing in their capacity as an authorized officer of Grayscale Investments, LLC, the Sponsor of the Registrant.